Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2014				2013						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD

Sales	$10,264	$10,934	$10,557	$31,755	$10,671	$11,010	$11,032	$32,713	$11,319	$44,033	-4%	-3%

Costs, Expenses and Other
Materials and production	3,903	4,893	4,223	13,019	3,959	4,284	4,104	12,347	4,607	16,954	3%	5%
Marketing and administrative	2,734	2,973	2,975	8,681	2,987	3,140	2,803	8,929	2,982	11,911	6%	-3%
Research and development	1,574	1,664	1,659	4,897	1,907	2,101	1,660	5,668	1,836	7,503	—	-14%
Restructuring costs	125	163	376	664	119	155	870	1,144	565	1,709	-57%	-42%
Equity income from affiliates	(124)	(92)	(24)	(241)	(133)	(116)	(102)	(351)	(53)	(404)	-76%	-31%
Other (income) expense, net	(39)	(558)	(142)	(737)	282	201	172	656	157	815	*	*
Income Before Taxes	2,091	1,891	1,490	5,472	1,550	1,245	1,525	4,320	1,225	5,545	-2%	27%
Income Tax Provision (Benefit)	360	(142)	648	865	(66)	310	375	618	410	1,028
Net Income	1,731	2,033	842	4,607	1,616	935	1,150	3,702	815	4,517	-27%	24%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	26	29	(53)	3	23	29	26	79	34	113
Net Income Attributable to Merck & Co., Inc.	$1,705	$2,004	$895	$4,604	$1,593	$906	$1,124	$3,623	$781	$4,404	-20%	27%
Earnings per Common Share Assuming Dilution	$0.57	$0.68	$0.31	$1.57	$0.52	$0.30	$0.38	$1.20	$0.26	$1.47	-18%	31%

Average Shares Outstanding Assuming Dilution	2,971	2,949	2,911	2,942	3,053	3,010	2,960	3,007	2,959	2,996
Tax Rate	17.2%	-7.5%	43.5%	15.8%	-4.3%	24.9%	24.6%	14.3%	33.5%	18.5%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2013

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-	Restructuring	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Subtotal		Non-GAAP

Sales	$11,032					$11,032

Costs, Expenses and Other
Materials and production	4,104	1,176	57	1,233		2,871
Marketing and administrative	2,803	20	31	51		2,752
Research and development	1,660		9	9		1,651
Restructuring costs	870		870	870		—
Equity income from affiliates	(102)					(102)
Other (income) expense, net	172					172
Income Before Taxes	1,525	(1,196)	(967)	(2,163)		3,688
Taxes on Income	375			(558	)(3)	933
Net Income	1,150			(1,605)		2,755
Less: Net Income Attributable to Noncontrolling Interests	26					26
Net Income Attributable to Merck & Co., Inc.	$1,124			$(1,605)		$2,729
Earnings per Common Share Assuming Dilution	$0.38					$0.92

Average Shares Outstanding Assuming Dilution	2,960					2,960
Tax Rate	24.6%					25.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions. Amounts included in marketing and administrative expenses reflect merger integration costs.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items, as well as a net benefit of approximately $165 million related to the settlements of certain federal income tax issues.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2013

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-	Restructuring	Certain Other	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Items	Subtotal		Non-GAAP

Sales	$32,713						$32,713

Costs, Expenses and Other
Materials and production	12,347	3,875	193		4,068		8,279
Marketing and administrative	8,929	62	64		126		8,803
Research and development	5,668	264	38		302		5,366
Restructuring costs	1,144		1,144		1,144		—
Equity income from affiliates	(351)						(351)
Other (income) expense, net	656			(13)	(13)		669
Income Before Taxes	4,320	(4,201)	(1,439)	13	(5,627)		9,947
Taxes on Income	618				(1,406	)(3)	2,024
Net Income	3,702				(4,221)		7,923
Less: Net Income Attributable to Noncontrolling Interests	79						79
Net Income Attributable to Merck & Co., Inc.	$3,623				$(4,221)		$7,844
Earnings per Common Share Assuming Dilution	$1.20						$2.61

Average Shares Outstanding Assuming Dilution	3,007						3,007
Tax Rate	14.3%						20.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $3.5 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $330 million of impairment charges on product intangibles.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items, as well as net benefits of approximately $325 million related to the settlements of certain federal income tax issues.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2014

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q 2014	3Q 2013	% Change	3Q 2014	3Q 2013	% Change	3Q 2014	3Q 2013	% Change
TOTAL SALES (1)	$10,557	$11,032	-4	$4,409	$4,905	-10	$6,148	$6,127

PHARMACEUTICAL	9,134	9,475	-4	3,837	4,148	-8	5,297	5,327	-1

Primary Care and Women’s Health
Cardiovascular
Zetia	660	662		361	369	-2	298	293	2
Vytorin	369	396	-7	133	165	-19	236	232	2

Diabetes & Obesity
Januvia / Janumet	1,439	1,369	5	740	701	6	698	668	4

General Medicine & Women’s Health
NuvaRing	186	170	9	119	106	12	67	64	4
Implanon / Nexplanon	158	96	65	93	50	86	65	46	42
Dulera	124	82	51	117	78	51	6	4	61
Follistim AQ	97	124	-22	39	55	-29	58	69	-16

Hospital and Specialty
Hepatitis
PegIntron	84	104	-19	4	9	-59	81	95	-15
Victrelis	27	121	-78		45	*	27	75	-64

HIV
Isentress	412	427	-3	207	227	-9	205	199	3

Acute Care
Cancidas	183	151	21	4	7	-49	179	144	24
Invanz	141	130	9	72	70	3	69	59	17
Noxafil	107	75	42	40	23	73	67	52	29
Bridion	90	75	20				90	75	20
Primaxin	91	88	4	1	8	-93	91	80	13

Immunology
Remicade	604	574	5				604	574	5
Simponi	170	126	35				170	126	35

Other
Cosopt / Trusopt	34	104	-68	1	5	-84	33	100	-67

Oncology
Emend	136	123	11	80	73	9	56	49	13
Temodar	88	162	-46	1	71	-99	87	91	-4

Diversified Brands
Respiratory
Nasonex	261	297	-12	154	179	-14	107	118	-9
Singulair	218	280	-22	5	29	-83	214	252	-15
Clarinex	49	54	-10	7	6	4	42	48	-12

Other
Cozaar / Hyzaar	195	238	-18	6	11	-44	188	227	-17
Arcoxia	132	112	18				132	112	18
Fosamax	114	140	-19	3	7	-52	111	133	-17
Propecia	66	71	-7	5	7	-30	61	64	-4
Zocor	61	65	-6	5	6	-14	56	59	-5
Remeron	47	44	7	1	1	-8	46	43	7

Vaccines
Gardasil	590	665	-11	511	548	-7	79	117	-33
ProQuad, M-M-R II and Varivax	421	421		377	386	-2	44	35	26
RotaTeq	174	201	-14	126	154	-19	48	47	3
Zostavax	181	185	-2	149	169	-12	32	16	*
Pneumovax 23	197	193	2	150	149	1	48	44	7

Other Pharmaceutical (2)	1,228	1,350	-9	326	433	-25	902	916	-2

ANIMAL HEALTH	885	800	11	216	208	4	669	591	13

CONSUMER CARE	401	443	-9	262	282	-7	139	160	-13
Claritin OTC	110	123	-11	75	90	-17	35	33	4

Other Revenues (3)	137	314	-56	94	266	-65	43	48	-10
Astra	1	220	-99	1	220	-99

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $116 million and $127 million on a global basis for third quarter 2014 and 2013, respectively.

(3) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the company divested a substantial portion of its third-party manufacturing sales.  On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec.  As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2014

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD 14	Sep YTD 13	% Change	Sep YTD 14	Sep YTD 13	% Change	Sep YTD 14	Sep YTD 13	% Change
TOTAL SALES (1)	$31,755	$32,713	-3	$12,983	$13,727	-5	$18,772	$18,987	-1

PHARMACEUTICAL	26,672	27,677	-4	10,429	11,093	-6	16,243	16,584	-2

Primary Care and Women’s Health
Cardiovascular
Zetia	1,988	1,941	2	1,093	1,054	4	895	887	1
Vytorin	1,146	1,207	-5	410	491	-16	736	716	3

Diabetes & Obesity
Januvia / Janumet	4,350	4,208	3	2,229	2,167	3	2,121	2,041	4

General Medicine & Women’s Health
NuvaRing	531	492	8	334	303	10	198	190	4
Implanon / Nexplanon	379	282	34	220	144	53	159	139	14
Dulera	328	229	43	312	218	43	16	11	52
Follistim AQ	309	380	-19	103	158	-34	206	222	-7

Hospital and Specialty
Hepatitis
PegIntron	300	372	-19	16	31	-49	284	341	-17
Victrelis	132	347	-62	5	134	-96	128	213	-40

HIV
Isentress	1,255	1,201	4	626	633	-1	629	569	11

Acute Care
Cancidas	505	477	6	15	22	-33	491	455	8
Invanz	390	360	8	195	185	5	195	175	11
Noxafil	280	212	32	95	63	50	185	149	24
Bridion	245	206	19				245	206	19
Primaxin	243	256	-5	4	15	-76	239	241	-1

Immunology
Remicade	1,815	1,651	10				1,815	1,651	10
Simponi	500	354	41				500	354	41

Other
Cosopt / Trusopt	232	313	-26	2	13	-86	230	299	-23

Oncology
Emend	402	373	8	228	213	7	174	160	9
Temodar	264	596	-56	5	287	-98	259	310	-16

Diversified Brands
Respiratory
Nasonex	830	1,008	-18	428	506	-15	402	501	-20
Singulair	773	898	-14	18	45	-60	755	853	-12
Clarinex	180	180		18	14	32	162	166	-2

Other
Cozaar / Hyzaar	614	760	-19	20	26	-23	594	734	-19
Arcoxia	400	354	13				400	354	13
Fosamax	358	421	-15	13	16	-21	346	405	-15
Propecia	197	206	-4	14	18	-22	183	188	-3
Zocor	194	221	-12	15	18	-16	179	204	-12
Remeron	137	150	-8	3	4	-20	134	146	-8

Vaccines
Gardasil	1,382	1,438	-4	1,075	1,047	3	307	390	-21
ProQuad, M-M-R II and Varivax	1,027	1,032	-1	894	933	-4	133	99	34
RotaTeq	490	507	-3	357	382	-7	133	125	6
Zostavax	479	494	-3	393	443	-11	86	51	69
Pneumovax 23	400	412	-3	318	315	1	82	97	-15
Other Pharmaceutical (2)	3,617	4,139	-13	971	1,195	-19	2,642	2,942	-10

ANIMAL HEALTH	2,569	2,491	3	578	658	-12	1,992	1,833	9

CONSUMER CARE (3)	1,531	1,504	2	1,058	1,073	-1	473	431	10
Claritin OTC	433	379	14	324	343	-6	109	36	*

Other Revenues (4)	983	1,041	-5	919	902	2	64	139	-54
Astra	465	727	-36	465	727	-36

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $291 million and $267 million on a global basis for September YTD 2014 and 2013, respectively.

(3) September YTD 2013 includes a reduction to Consumer Care sales that reflects the termination in China of distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On October 1, 2013, the company divested a substantial portion of its third-party manufacturing sales.  On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec.  As a result, the company no longer records supply sales for these products.  Other revenues in September YTD 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

											%	%
	2014				2013						Change	Change
	1Q 2014	2Q 2014	3Q 2014	Sep YTD	1Q 2013	2Q 2013	3Q 2013	Sep YTD	4Q 2013	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$8,451	$9,087	$9,134	$26,672	$8,891	$9,310	$9,475	$27,677	$9,760	$37,437	-4	-4

United States	3,130	3,462	3,837	10,429	3,256	3,689	4,148	11,093	3,761	14,854	-8	-6
% Pharmaceutical Sales	37.0%	38.1%	42.0%	39.1%	36.6%	39.6%	43.8%	40.1%	38.5%	39.7%

Europe (1)	2,478	2,537	2,297	7,312	2,465	2,343	2,276	7,084	2,535	9,619	1	3
% Pharmaceutical Sales	29.3%	27.9%	25.2%	27.4%	27.7%	25.2%	24.0%	25.6%	26.0%	25.7%

Japan	835	859	730	2,423	1,034	948	893	2,875	1,074	3,949	-18	-16
% Pharmaceutical Sales	9.9%	9.5%	8.0%	9.1%	11.6%	10.2%	9.4%	10.4%	11.0%	10.5%

Asia Pacific	809	840	878	2,528	822	874	799	2,495	870	3,365	10	1
% Pharmaceutical Sales	9.6%	9.2%	9.6%	9.5%	9.2%	9.4%	8.4%	9.0%	8.9%	9.0%

China	282	309	318	909	271	297	242	810	293	1,103	32	12

Latin America	538	668	673	1,879	596	676	628	1,899	667	2,567	7	-1
% Pharmaceutical Sales	6.4%	7.3%	7.4%	7.0%	6.7%	7.3%	6.6%	6.9%	6.8%	6.9%

Eastern Europe/Middle East Africa	415	459	443	1,317	439	479	431	1,349	534	1,883	3	-2
% Pharmaceutical Sales	4.9%	5.1%	4.9%	4.9%	4.9%	5.1%	4.5%	4.9%	5.5%	5.0%

Canada	200	218	218	636	245	257	253	755	276	1,030	-14	-16
% Pharmaceutical Sales	2.4%	2.4%	2.4%	2.4%	2.8%	2.8%	2.7%	2.7%	2.8%	2.8%

Other	46	44	58	148	34	45	47	127	43	170	22	16
% Pharmaceutical Sales	0.5%	0.5%	0.6%	0.6%	0.4%	0.5%	0.5%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

THIRD QUARTER 2014

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

			Sep YTD	Sep YTD
	3Q14	3Q13	2014	2013
ASTRAZENECA LP (1)	$—	$72	$192	$302
Other (2)	24	30	49	49
TOTAL	$24	$102	$241	$351

(1) Effective July 1, 2014, the Company no longers records equity income from AstraZeneca LP.

(2) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

			Sep YTD	Sep YTD
	3Q14	3Q13	2014	2013
GARDASIL	$73	$87	$192	$221
ZOSTAVAX	60	41	97	41
FLU VACCINES	92	93	92	93
OTHER VIRAL VACCINES	21	23	67	79
ROTATEQ	16	14	48	41
HEPATITIS VACCINES	10	8	27	23
Other Vaccines	125	126	304	331
TOTAL SANOFI PASTEUR MSD SALES	$397	$392	$827	$829

OTHER (INCOME) EXPENSE, NET

			Sep YTD	Sep YTD
	3Q14	3Q13	2014	2013
INTEREST INCOME	$(69)	$(67)	$(190)	$(189)
INTEREST EXPENSE	191	215	567	600
EXCHANGE LOSSES	61	11	114	278
Other, net (1)	(325)	13	(1,228)	(33)
TOTAL	$(142)	$172	$(737)	$656

(1) Other, net in the third quarter and first nine months of 2014 includes a $396 million gain on the sale of certain ophthalmic products in several international markets.  Other, net in the first nine months of 2014 also includes a $741 million gain on AstraZeneca’s option exercise.